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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 15, 1997
                                                 ------------------



                              LIQUI-BOX CORPORATION
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             (Exact name of registrant as specified in its charter)



           Ohio                         0-8514                  31-0628033
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(State or other jurisdiction          Commission               (IRS Employer
     of incorporation)                File Number           Identification No.)



6950 Worthington-Galena Road, Worthington, Ohio                   43085
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   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code         614-888-9280
                                                           ------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


                             Exhibit Index - Page 3

                                Page 1 of 7 Pages

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Item 5.  Other Events.
----------------------

     Liqui-Box Corporation (the "Company") and The Huntington National Bank ("Huntington") entered into a Rights Agreement, dated as of February 22, 1989, which was subsequently amended by an Amendment Agreement, dated as of May 11, 1990 (collectively, the "Rights Agreement"), pursuant to which Huntington was appointed to act as "Rights Agent" under the Rights Agreement. The terms of the Rights Agreement have been described in the Company's Current Reports on Form 8-K dated February 22, 1989 and June 21, 1990 filed with the Securities and Exchange Commission.

     Huntington notified the Company of its desire to terminate services as Rights Agent effective September 15, 1997. Pursuant to Section 22 of the Rights Agreement, the Company appointed National City Bank ("NCB") to serve as successor Rights Agent effective September 15, 1997. A copy of the Appointment and Acceptance of Successor Rights Agent, dated as of September 15, 1997, between the Company and NCB is being filed as Exhibit 4 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (a) - (b)         Not applicable.

         (c)      Exhibits:
                  ---------

                  Please see Index to Exhibits at page 3.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 3, 1997                    LIQUI-BOX CORPORATION


                                             By  /s/ C. William McBee
                                                 ---------------------------
                                                 C. William McBee, Vice
                                                 President of Administration
                                                 and Manufacturing

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                                INDEX TO EXHIBITS


Exhibit No.                                  Description                                         Pages
-----------                                  -----------                                         -----
     4          Appointment and Acceptance of Successor Rights Agent, dated as of September       4-7
                15, 1997, between Liqui-Box Corporation and National City Bank

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